Insurance revenue (Tables)	12 Months Ended
Dec. 31, 2023
Disclosure of analysis of insurance revenue [abstract]
Insurance revenue

	2023 £m	2022 £m
Life
Amounts relating to the changes in liabilities for remaining coverage:
CSM recognised for services provided	329	245
Change in risk adjustments for non-financial risk for risk expired	84	103
Expected incurred claims and other insurance services expenses	1,907	1,696
Charges (credits) to funds in respect of policyholder tax and other	87	(228)
	2,407	1,816
Recovery of insurance acquisition cash flows[1]	87	86
Total life	2,494	1,902

Non-life
Total non-life	514	559
Total insurance revenue	3,008	2,461
1    During 2022, acquisition costs of £383 million related to contracts modified and derecognised in the year were excluded from both the amortisation of insurance acquisition cash flows and the recovery of insurance acquisition cash flows as there were no insurance contract services arising from the derecognition upon contract modification.